FORM 10-QSB                                                        JUNE 30, 2003
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                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Positron Corporations (the "Company") on Form 10-Q for the fiscal quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gary H. Brooks, as Chief Executive Officer, and Chairman of the Board of the Company and Chief Financial Officer hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The  Report  fully  complies  with the requirements of section 13 (a) or 15
(d),  as  applicable  of  the  Securities  Exchange  Act  of  1934;  and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2003                  /s/ Gary H. Brooks
                                        ------------------
                                        Gary H. Brooks
                                        Chairman,  CEO,  &  CFO


A signed original of this written statement required by Section 906 has been provided to Positron Corporation and will be retained by Positron Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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